UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

Personal Strategy Income Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The past six months were difficult for all of us who are investors. The list of problems—from troubled global credit markets and stressed financial institutions to weakening global economies—took their toll on stock and bond markets, which posted double-digit losses. Except for Treasuries, there were no safe havens—all asset classes suffered substantial declines. As a result, the broadly diversified Personal Strategy Income, Balanced, and Growth Funds generated losses for the first half of their fiscal years.

The period was extremely humbling, and we are disappointed with the funds’ performance—as professional investors and as fellow shareholders. Despite the once-in-a-generation perfect storm that hit the bond and stock markets, we remain committed to our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Although diversification could not withstand the simultaneous collapses in equity and bond markets and prevent short-term losses, we believe that over the long term, diversification has a time-tested track record as a prudent investment approach to moderate a portfolio’s volatility. Later in this report, we will discuss our positioning of the past six months, the reasons behind that positioning, the impact of the markets on our portfolios, and how we are positioning ourselves for a recovery.

HIGHLIGHTS

• Troubled financial markets, collapsing financial institutions, and a slowing economy took their toll on bond and equity markets.

• The Personal Strategy Funds posted weak returns for the six-month period ended November 30, 2008.

• With all asset classes declining, the past six months was one of those extraordinary periods where diversification was an ineffective strategy.

• We believe that history is on our side and that shareholders will be well-served over the long term by the funds’ fundamental commitment to diversification.

MARKET ENVIRONMENT

For about a year, the U.S. economy was weakening and, in early December 2008, the National Bureau of Economic Research announced that the U.S. has been in recession since December 2007. Growth is expected to remain anemic for at least half of 2009, and any recovery is now forecast to begin some time in the second half of the year. The number of job losses grows each week, and the unemployment rate reached 6.7% in November, the highest level in 15 years. Crude oil prices, a dominant concern several months ago when the cost of a barrel was more than $140, have now dropped below $50 per barrel. As inflation fears subsided, investors have now grown anxious about possible deflation.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Despite the Federal Reserve’s policy of lowering interest rates and infusing financial markets with cash, credit market liquidity remained problematic throughout the summer and fall. By the end of the period, trading in high-yield bonds and commercial mortgage-backed securities had ground to a halt, and only the most creditworthy investment-grade corporate issues were changing hands. Meanwhile, investors seeking a safe haven drove Treasury yields to historic lows, with the two-year note dropping below 1.0% in November.

U.S. stocks were volatile: There were weeks when the Dow Jones Industrial Average would fall several hundred points in a day and then recover 300 or 400 points in the next session, only to drop by a larger amount in the following days. The cumulative effect was to drive stocks much lower than they were when we last reported. Growth and value stocks lost considerable ground, but value stocks held up slightly better.

With the exception of U.S. Treasuries, most bonds produced disappointing returns as the flight to quality overwhelmed all other considerations. U.S. Treasury yields declined across all maturities, but interest rates of most other fixed-income securities increased as investors shunned assets that have some degree of credit risk. (Bond prices and interest rates move in opposite directions.) Other securities backed by the full faith and credit of the U.S. government, such as Ginnie Mae mortgage-backed securities, produced smaller gains.

Nongovernment bonds fared poorly. The yield differential between investment-grade corporate bonds and Treasuries of similar maturity—known as the yield spread—increased to historically wide levels during the period. Bonds issued by financial institutions, the largest segment of the investment-grade corporate market, proved particularly unpopular as investors became skittish after the U.S. government’s rescue of AIG and the collapse of Lehman Brothers. Concerns about large corporations defaulting—particularly the three major U.S. automakers—helped push high-yield spreads wider. Asset-backed (home equity, car, and credit card loans, primarily) and commercial mortgage-backed securities also fared particularly poorly.

Non-U.S. stocks were even worse than domestic equities, and major foreign currencies, with the exception of the Japanese yen, fell against the U.S. dollar, hurting returns for U.S. investors. Risk-averse investors fled emerging market equities, which also generated large losses, especially in Asia.

PERFORMANCE AND STRATEGY REVIEW

Asset allocations for the Personal Strategy Funds can vary by 10 percentage points above or below the benchmarks that have been established for each fund, and the funds’ investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

Over the last six months, the Personal Strategy Funds had negative absolute returns as stocks were down over the period. The Personal Strategy Growth and Personal Strategy Balanced Funds performed worse because of their greater allocation to equities. The funds trailed their benchmarks over the six-month period. For the last six months, we have maintained an overweight to stocks relative to bonds. With bonds outperforming stocks, our emphasis on stocks hurt the portfolios’ relative performance. Additionally, weak security selection within several segments of the Personal Strategy Funds, most notably U.S. large-cap growth, U.S. large-cap value, and investment-grade bonds, contributed to underperformance. The allocation to high-yield bonds within the portfolios was also a negative contributor as the sector trailed investment-grade bonds.

With signs of economic growth slowing in the U.S. and overseas, we maintained a neutral weight between our U.S. and international holdings. Among domestic equity holdings, we maintained a larger exposure to growth stocks. Over the period, we tempered our outlook for growth stocks and trimmed our positions. With value stocks outperforming growth during the period, our overweight position to growth stocks hurt performance. Believing the weakening economy would hurt smaller companies, we were underweight. Although small-cap stocks lost considerable value, they performed relatively better than large-caps. Among our international holdings, our developed and emerging markets holdings generated losses and fared poorly on a relative basis, underperforming the MSCI All Country World ex-U.S. Index for the period.

Among our major equity holdings, we believe that Microsoft will continue to dominate the software market and is well positioned even during lean economic times. Schlumberger, the international oil services company, has seen a drop in U.S. sales, but it has more than made up for the loss through sales of its oil drilling and seismic services to oil companies outside the U.S. ExxonMobil remains an attractive holding despite the recent drop in petroleum prices. When the global economy recovers, higher energy prices are likely to return since the world supply is constrained by declining production from existing wells and the failure to locate large new reserves. ExxonMobil is a well-run company that should be able to take full advantage of higher crude oil prices. (Please refer to each fund’s Portfolio of Investments for a complete listing of holdings and the amount each represents in each portfolio.)

Among bond holdings, our underweight to high-yield bonds, which dramatically underperformed investment-grade issues, was beneficial to our performance. In the deteriorating economic environment, the market priced in the probability that there would be increasing numbers of defaults. For this fundamental reason and technical factors, we overweighted our investment-grade holdings. Despite this positioning, our performance relative to the Barclays Capital U.S. Aggregate Index (formerly called the Lehman Brothers U.S. Aggregate Index) was weak. We underperformed because the Barclays index does not include any allocation to high yield, which means that any underperformance of high-yield relative to investment-grade bonds will detract from our relative performance.

Personal Strategy Income Fund

The Personal Strategy Income Fund posted a significant loss for the six-month period ended November 30, 2008, as shown in the table below. The fund underperformed the combined index portfolio and the Barclays Capital U.S. Aggregate Index as our heavier exposure to stocks relative to bonds hurt performance.

At the end of the period, 44.0% of the fund’s net assets were in bonds, slightly higher than in our last report. Stock holdings were 45.1%, a level greater than six months ago. Cash ended the period at 10.9%. Over the last six months, we increased our target allocation to stocks and increased the allocation to large-cap value stocks within U.S. equities. In fixed income, we are maintaining an underweight in high-yield bonds and cash.

Personal Strategy Balanced Fund

The Personal Strategy Balanced Fund posted a loss for the six-month period ended November 30, 2008, as shown in the table below. The fund underperformed the Merrill Lynch-Wilshire Capital Market Index and the combined index portfolio. The portfolio’s allocation to stocks, especially large-cap growth stocks, was largely responsible for the weak relative results.

The fund’s fixed-income allocation ended the reporting period at 33.8%. Our allocation to cash finished at 2.4%. As mentioned in the Performance and Strategy Review section, we still maintain a relatively heavier stock allocation (63.8% compared with a neutral weighting of 60.0%). We are maintaining our overweight in U.S. growth stocks relative to value stocks, although we did increase the allocation to value stocks over the period. We are also keeping an underweight position in small-caps. Additionally, we remain underweight in fixed income, including cash.

Personal Strategy Growth Fund

The Personal Strategy Growth Fund posted a significant loss for the six-month period ended November 30, 2008, as shown in the table. The fund underperformed the Merrill Lynch-Wilshire Capital Market Index and the combined index portfolio. The portfolio’s allocation to stocks, especially large-cap growth stocks, was largely responsible for the weak relative results.

We made a few changes in the fund’s stock and bond allocations. Since the fund’s primary objective is growth, we maintain a large position in equities—84.2% at the end of this period, which was marginally greater than the level six months ago. As a result of our decision to keep an overweight position in stocks, our bond position decreased to 14.6%. Among U.S. stocks, we maintained an overweight position in growth stocks, but we increased the allocation to large-cap value stocks over the period. Within fixed income, we are keeping a modest position in cash, but we are maintaining an underweight in high-yield bonds.

OUTLOOK

Markets around the world continue to experience extraordinary turbulence. Nevertheless, we believe the Fed’s efforts to stimulate the economy through lower interest rates and supportive government policies should eventually have a favorable impact on stocks. With the stock market’s sharp drop in the past six months, we believe it has priced significant weakness into the global economy, making today’s valuations in the U.S. and developed overseas markets attractive. The one possible drawback for equity markets is that tighter credit, rising unemployment, and weak consumer spending are likely to take their toll on short-term corporate profitability.

Although the pain of the last few months has been exceptional, we believe that shareholders will be well served over the long term by the funds’ fundamental commitment to diversification across asset classes as well as our emphasis on strong fundamental research in seeking investment opportunities in the current market environment.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

December 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index (formerly called the Lehman Brothers U.S. Aggregate Index) that tracks investment-grade corporate and government bonds.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (32% Russell 3000 Index, 8% MSCI All Country World ex-U.S. Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (65% Russell 3000 Index, 15% MSCI All Country World ex-U.S. Index) and 20% bonds (Barclays Capital U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI All Country World ex-U.S Index.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 43.6%		
CONSUMER DISCRETIONARY 5.7%		
Auto Components 0.1%		
Aisin Seiki (JPY)	7,300	96
Autoliv, GDR (SEK) (1)	5,986	114
GKN (GBP)	73,700	94
Koito Manufacturing (JPY)	15,000	98
Strattec Security	500	8
TRW (2)	6,100	22
		432
Automobiles 0.3%		
BMW (EUR) (1)	25,572	644
GM	21,600	113
Harley-Davidson	37,200	633
Honda (JPY)	6,800	150
Toyota Motor (JPY)	15,000	472
		2,012
Distributors 0.0%		
Jardine Cycle & Carriage (SGD)	17,000	117
Pacific Brands (AUD)	98,751	48
		165
Diversified Consumer Services 0.4%		
Apollo Group, Class A (2)	6,900	530
Benesse (JPY)	7,000	296
Corinthian Colleges (2)	10,400	167
Grand Canyon Education (2)	1,200	18
H&R Block	71,800	1,374
Matthews International, Class A	1,500	61
		2,446
Hotels, Restaurants & Leisure 0.8%		
BJ's Restaurants (2)	3,400	33
Brinker	4,000	27

International Game Technology	59,100	633
Marriott, Class A	20,200	339
McDonald's	26,300	1,545
MGM Mirage (2)	45,938	550
Mitchells & Butlers (GBP)	20,400	51
Panera Bread, Class A (2)	2,200	98
PF Chang's China Bistro (2)	1,700	32
Red Robin Gourmet Burgers (2)	2,400	29
Sonic (2)	6,380	54
The Cheesecake Factory (2)	5,050	37
Wynn Resorts (2)	10,300	410
Yum! Brands	32,200	868
		4,706
Household Durables 0.5%		
American Greetings, Class A	3,900	45
Fortune Brands	29,400	1,111
Leggett & Platt	3,200	47
Makita (JPY)	4,400	85
Meritage (2)	4,000	50
Newell Rubbermaid	79,300	1,059
Sony, ADR	22,800	442
Standard Pacific (2)	3,400	7
Tempur-Pedic	1,300	9
		2,855
Internet & Catalog Retail 0.6%		
Amazon.com (2)	69,300	2,959
Brown Group (GBP)	49,835	148
Expedia (2)	28,500	239
Liberty Media Interactive, Class A (2)	21,300	56
		3,402
Leisure Equipment & Products 0.0%		
Brunswick	4,800	13

Nikon (JPY) (1)	9,000	102
Polaris Industries	200	6
Pool	3,268	56
		177

Media 1.6%

Aegis Group (GBP)	88,511	87
Cablevision, Class A	78,600	1,152
Comcast, Class A	5,900	102
Discovery Communications, Class A (2)	61,850	928
Discovery Communications, Class C (2)	66,850	1,011
DISH Network (2)	51,000	565
Informa (GBP)	24,765	78
Jupiter Telecommunications (JPY)	623	480
Knology (2)	2,500	14
Liberty Entertainment, Class A (2)	47,100	559
Liberty Media Capital, Class A (2)	39,800	132
McGraw-Hill	57,800	1,445
Meredith	3,200	52
New York Times, Class A	28,100	212
Omnicom	12,500	354
Sanoma (EUR) (1)	18,366	256
Scholastic	4,300	66
Television Broadcasts (HKD)	38,000	129
Time Warner	173,500	1,570
Time Warner Cable, Class A (2)	36,800	747
Viacom, Class B (2)	9,600	153
WPP (GBP)	31,889	178
		10,270

Multiline Retail 0.4%

Harvey Norman Holdings (AUD)	80,734	114
Kohl's (2)	71,500	2,335

CONSUMER STAPLES 2.9%

Beverages 0.6%

Coca-Cola	26,800	1,256
Coca-Cola Enterprises	24,800	228
Coca-Cola West Holdings (JPY) (1)	12,300	262
Compania Cervecerias Unidas, ADR	7,455	212
Heineken (EUR)	2,500	69
Kirin (JPY)	25,000	303
Lion Nathan (AUD)	55,106	314
PepsiCo	15,320	869
Pernod-Ricard (EUR) (1)	8,490	501
		4,014

Food & Staples Retailing 1.1%

Costco Wholesale	13,200	679
CVS Caremark	46,760	1,353
Tesco (GBP)	155,889	709
The Pantry (2)	4,300	83
Wal-Mart	69,550	3,886
		6,710

Food Products 0.8%

Dairy Crest (GBP)	58,760	180
Goodman Fielder (AUD)	152,982	135
Hershey Foods	19,900	716
Kraft Foods, Class A	16,400	446
Nestle (CHF)	46,948	1,699
Sara Lee	99,200	911
Seneca Foods, Class A (2)	300	5
Seneca Foods, Class B (2)	200	4
Unilever (GBP)	27,398	632
		4,728

Household Products 0.1%		
Kimberly-Clark	13,400	775
Procter & Gamble	2,645	170
		945
Personal Products 0.2%		
Alberto Culver	4,400	94
Avon	25,100	530
Kobayashi Pharmaceutical (JPY)	6,300	231
L'Oreal (EUR)	6,690	541
		1,396
Tobacco 0.1%		
Altria Group	1,600	26
Philip Morris International	7,400	312
		338
Total Consumer Staples		18,131
ENERGY 4.7%		
Energy Equipment & Services 1.4%		
Baker Hughes	20,400	711
BJ Services	73,900	886
China Oilfield Services (HKD) (1)	498,000	280
Complete Production Services (2)	5,900	48
FMC Technologies (2)	4,300	118
Fugro, GDS (EUR)	5,235	167
ION Geophysical (2)	5,300	16
Key Energy Services (2)	1,100	5
Modec (JPY) (1)	8,400	117
Saipem (EUR)	19,128	298
Schlumberger	86,700	4,399
Seacor Holdings (2)	3,200	212
Smith International	59,600	1,743

Commercial Banks 1.6%

Allied Irish Banks (EUR)	54,603	187
Australia & New Zealand Banking (AUD)	28,905	284
Banco Pololare S.p.A. (EUR)	16,831	155
Banco Santander (EUR)	63,088	519
Barclays, ADR	28,800	324
BNP Paribas (EUR)	9,904	549
Cascade Bancorp	3,800	26
China Citic Bank (HKD)	1,127,000	371
Citizens Republic Bancorp	8,700	21
DBS Group (SGD)	41,978	260
Fifth Third Bancorp	6,100	58
First Horizon National	109,900	1,175
Glacier Bancorp	6,710	119
Intesa Sanpaolo (EUR)	121,493	367
KBC (EUR)	3,454	105
KeyCorp	28,600	268
National City	119,300	240
Nordea Bank (SEK)	40,226	290
Pinnacle Financial Partners (2)	4,600	126
PNC Financial Services Group	5,500	290
Preferred Bank	500	3
Prosperity Bancshares	3,300	109
Provident Bankshares	3,900	37
Royal Bank of Scotland (GBP)	199,521	170
Signature Bank (2)	3,200	95
Societe Generale, Class A (EUR)	6,420	275
Standard Chartered (GBP)	27,803	364
Standard Chartered, Rights, 12/22/08 (GBP) (2)	9,165	58
Sumitomo Mitsui Financial (JPY)	42	154
Sumitomo Trust & Banking Company (JPY)	73,000	334
SunTrust	25,000	793
Swedbank (SEK) (1)	14,021	101

Swedbank, Rights, 12/16/08 (SEK) (2)	13,051	8
Synovus Financial	3,600	30
TCF Financial	3,200	53
Texas Capital Bancshares (2)	3,700	59
The Bank of Yokohama (JPY)	59,000	308
Valley National Bancorp	6,471	125
Washington Trust Bancorp	1,900	37
Wells Fargo	41,800	1,208
WestAmerica	2,600	138
Western Alliance Bancorp (2)	700	8
		10,201
Consumer Finance 0.2%		
American Express	28,300	660
Capital One Financial	16,000	550
SLM Corporation (2)	39,400	363
		1,573
Diversified Financial Services 1.0%		
Bank of America	93,800	1,524
Citigroup	107,000	887
CME Group	2,400	508
Highlands Acquisition, Equity Units (2)	3,000	27
ING Groep, GDS (EUR)	29,980	252
IntercontinentalExchange (2)	12,700	935
JPMorgan Chase	57,100	1,808
MarketAxess Holdings (2)	3,700	24
		5,965
Insurance 1.1%		
Aon	9,500	430
Assured Guaranty	2,800	31
Aviva (GBP)	61,194	380
AXA (EUR)	32,365	619
Berkshire Hathaway, Class A (2)	7	728

CNP Assurances (EUR)	5,342	344
E-Health (2)	1,100	12
Hartford Financial Services	13,600	115
HCC Insurance	3,900	91
Infinity Property & Casualty	3,600	165
Markel (2)	350	108
Marsh & McLennan	45,900	1,170
Munich Re (EUR) (1)	3,753	513
Prudential (GBP)	41,966	219
Prudential Financial	500	11
QBE Insurance (AUD)	23,704	372
Seabright Insurance (2)	2,300	24
Selective Insurance	3,700	85
Sony Financial Holdings (JPY)	80	237
Suncorp-Metway (AUD)	25,996	135
Tokio Marine Holdings (JPY)	9,200	224
Willis Group Holdings	29,500	681
		6,694

Real Estate Investment Trusts (REITs) 0.1%

Anworth Mortgage Asset, REIT	2,100	13
Cousins Properties, REIT	3,700	40
DiamondRock Hospitality, REIT	7,100	27
EastGroup Properties, REIT	3,200	103
Equity One, REIT	5,100	84
Essex Property Trust, REIT	500	43
Hatteras Financial	1,400	36
LaSalle Hotel Properties, REIT	1,000	9
Mirvac Group (AUD)	40,627	37
Parkway Properties, REIT	1,700	23
		415

Real Estate Management & Development 0.4%

China Overseas Land & Investment (HKD) (1)	248,000	323

Deutsche EuroShop (EUR) (1)	9,953	253
Goldcrest Company (JPY) (1)	8,030	150
Mitsui Fudosan (JPY)	17,000	265
St. Joe (2)	55,500	1,466
		2,457
Thrifts & Mortgage Finance 0.0%		
First Niagara Financial	14,500	225
NewAlliance Bancshares	5,200	72
Sovereign Bancorp (2)	4,400	11
		308
Total Financials		42,076
HEALTH CARE 7.3%		
Biotechnology 2.2%		
Acadia Pharmaceuticals (2)	1,200	2
Acorda Therapeutics (2)	600	11
Alexion Pharmaceutical (2)	2,600	88
Alkermes (2)	3,200	24
Amgen (2)	56,650	3,146
Amylin Pharmaceuticals (2)	1,900	14
BioMarin Pharmaceutical (2)	2,000	34
Celgene (2)	42,200	2,199
Cephalon (2)	1,081	79
CSL (AUD)	19,365	445
Cubist Pharmaceuticals (2)	3,400	83
deCode genetics (2)	2,900	1
Genentech (2)	42,900	3,286
Gilead Sciences (2)	80,600	3,610
Incyte (2)	9,100	30
InterMune (2)	900	10
Martek Biosciences (2)	1,000	28
Maxygen (2)	1,900	9

Myriad Genetics (2)	1,900	113
ONYX Pharmaceuticals (2)	1,100	31
Pharmasset (2)	1,700	28
Regeneron Pharmaceuticals (2)	2,000	31
Seattle Genetics (2)	1,500	13
Senomyx (2)	1,700	5
Theravance (2)	1,100	7
Vertex Pharmaceuticals (2)	1,896	47
		13,374

Health Care Equipment & Supplies 1.8%

Alcon	8,000	638
Analogic	800	31
Angiodynamics (2)	1,700	20
Baxter International	27,200	1,439
Becton, Dickinson & Company	11,000	699
Boston Scientific (2)	56,700	350
Covidien	58,700	2,163
Edwards Lifesciences (2)	1,800	90
Elekta, Series B (SEK) (1)	19,451	207
Immucor (2)	1,600	39
Integra LifeSciences (2)	900	28
Intuitive Surgical (2)	2,300	305
Masimo (2)	300	8
Medtronic	81,600	2,491
Meridian Bioscience	2,500	60
Micrus Endovascular (2)	1,800	19
ResMed (2)	1,300	47
St. Jude Medical (2)	45,100	1,264
Stereotaxis (2)	3,400	16
Steris	3,500	97
Stryker	23,400	911
Terumo (JPY)	5,300	246
TomoTherapy (2)	2,700	6

Wright Medical Group (2)	3,600	61
		11,235
Health Care Providers & Services 1.2%		
Aetna	2,000	44
AMERIGROUP (2)	3,500	86
Cardinal Health	21,900	712
Catalyst Health Solutions (2)	3,500	79
Centene (2)	4,400	81
CIGNA	37,300	452
Express Scripts (2)	23,400	1,346
Healthways (2)	800	6
Henry Schein (2)	200	7
HMS Holdings (2)	4,000	118
Humana (2)	13,200	399
LifePoint Hospitals (2)	4,700	94
McKesson	24,200	845
Medco (2)	51,600	2,167
Nighthawk Radiology (2)	1,300	4
Skilled Healthcare, Class A (2)	2,600	28
Toho Pharmaceutical (JPY) (1)	5,800	59
WellPoint (2)	28,500	1,015
		7,542
Health Care Technology 0.0%		
Vital Images (2)	1,600	19
		19
Life Sciences Tools & Services 0.0%		
Exelixis (2)	4,700	15
Thermo Fisher Scientific (2)	2,800	100
		115
Pharmaceuticals 2.1%		
Allergan	30,600	1,153

Astellas Pharma (JPY)	4,900	200
Chugai Pharmaceutical (JPY)	19,000	328
Elan, ADR (2)	14,100	88
GlaxoSmithKline (GBP)	7,254	126
GlaxoSmithKline, ADR	19,200	661
Inspire Pharmaceuticals (2)	4,000	14
Johnson & Johnson	28,850	1,690
Map Pharmaceuticals (2)	500	2
Medicines Company (2)	3,100	40
Merck	31,400	839
Merck KGAA (EUR)	5,295	445
Novartis (CHF)	4,287	201
Pfizer	59,900	984
Roche Holding - Genusscheine (CHF)	13,853	1,948
Rohto Pharmaceutical (JPY)	18,000	235
Sanofi-Aventis (EUR)	10,309	572
Schering-Plough	30,900	520
Teva Pharmaceutical, ADR	14,700	634
Wyeth	70,600	2,542
Xenoport (2)	1,900	60
		13,282
Total Health Care		45,567

INDUSTRIALS & BUSINESS SERVICES 4.1%

Aerospace & Defense 0.4%

American Science Engineering	1,500	114
Finmeccanica S.p.A. (EUR)	30,805	386
General Dynamics	5,600	289
Honeywell International	14,300	398
Lockheed Martin	3,100	239
Moog, Class A (2)	2,200	71
QinetiQ (GBP)	85,413	230
Raytheon	13,200	644

Rockwell Collins	1,200	41
Rolls-Royce (GBP)	27,979	135
Rolls-Royce, Entitlement Shares (GBP) (2)	1,789,158	3
Transdigm Group (2)	600	21
		2,571
Air Freight & Logistics 0.1%		
Expeditors International of Washington	10,300	344
UTi Worldwide	4,000	43
		387
Airlines 0.2%		
Gol Linhas Aereas Intel, ADR	6,900	27
Southwest Airlines	135,900	1,176
		1,203
Building Products 0.0%		
American Woodmark	900	15
Builders FirstSource (2)	2,900	3
Gibraltar Industries	1,900	24
Simpson Manufacturing	600	16
Universal Forest Products	2,500	53
		111
Commercial Services & Supplies 0.3%		
American Reprographics (2)	5,900	46
Consolidated Graphics (2)	100	1
EnergySolutions	3,200	15
G & K Services, Class A	2,100	49
Multi-Color	3,100	41
Nissha Printing (JPY) (1)	6,300	294
Ritchie Bros. Auctioneers	3,700	69
Waste Connections (2)	4,450	126
Waste Management	37,700	1,101
		1,742

Construction & Engineering 0.2%		
Bouygues (EUR) (1)	9,646	397
Carillion (GBP)	59,767	201
China Railway Construction (HKD) (1) (2)	385,500	523
Insituform Technologies (2)	1,400	23
Quanta Services (2)	2,245	36
		1,180
Electrical Equipment 0.2%		
A.O. Smith	4,650	152
ABB (CHF)	18,726	242
Acuity Brands	4,100	110
Baldor Electric	5,100	84
Mitsubishi Electric (JPY)	60,000	324
Prysmian (EUR)	19,596	219
Woodward Governor	1,700	36
		1,167
Industrial Conglomerates 0.9%		
3M	22,550	1,509
DCC (EUR)	23,792	318
GE	143,900	2,471
Hutchison Whampoa (HKD)	48,300	241
Orkla (NOK)	33,000	191
Philips Electronics (EUR) (1)	13,810	225
SembCorp Industries (SGD)	149,060	216
Tyco International	41,300	863
		6,034
Machinery 1.1%		
3-D Systems (2)	3,200	23
Actuant, Class A	7,120	128
Cargotec (EUR)	7,386	80
Cascade	800	22

Charter International (GBP)	19,659	93
Clarcor	1,800	58
Danaher	65,100	3,622
Deere	7,000	244
ESCO Technologies (2)	4,600	141
Fanuc (JPY)	2,300	142
Graco	1,600	34
Harsco	1,600	40
IDEX	2,675	62
Illinois Tool Works	47,900	1,634
Middleby (2)	1,900	62
RBC Bearings (2)	3,400	77
Tennant	2,500	60
Toro	1,800	51
Toshiba Machine (JPY)	27,000	87
Valmont Industries	1,500	83
		6,743
Marine 0.0%		
Nippon Yusen Kabushiki Kaish (JPY)	35,000	191
		191
Professional Services 0.1%		
Bureau Veritas (EUR)	6,160	220
Kforce (2)	4,600	31
MPS Group (2)	8,900	59
Resources Connection (2)	3,500	61
		371
Road & Rail 0.4%		
Arriva (GBP)	27,636	272
Central Japan Railway (JPY)	35	296
Heartland Express	412	6
Knight Transportation	9,800	155
Landstar System	2,200	71

Union Pacific	32,600	1,631
		2,431

Trading Companies & Distributors 0.2%

Applied Industrial Technologies	6,700	128
Fastenal	10,300	397
H&E Equipment Services (2)	6,600	44
Interline Brands (2)	3,400	31
Mitsubishi Corporation (JPY)	38,500	479
Mitsui (JPY)	27,000	240
		1,319
Total Industrials & Business Services		25,450

INFORMATION TECHNOLOGY 7.6%

Communications Equipment 1.2%

Acme Packet (2)	800	3
AD TRAN	5,100	72
Alcatel-Lucent (EUR) (1) (2)	75,503	161
Alcatel-Lucent, ADR (2)	256,100	548
Aruba Networks (2)	1,000	2
BigBand Networks (2)	2,300	8
Blue Coat Systems (2)	3,300	29
Cisco Systems (2)	66,200	1,095
Emulex (2)	4,100	29
Finisar (2)	48,476	21
IXIA (2)	4,000	25
Juniper Networks (2)	114,800	1,995
Nokia (EUR)	20,264	287
Nokia, ADR	21,000	298
QUALCOMM	61,400	2,061
Research In Motion (2)	10,700	454
Riverbed Technology (2)	700	7
Sonus Networks (2)	13,900	22

Tandberg ASA (NOK)	20,600	211
		7,328
Computers & Peripherals 1.3%		
3PAR (2)	600	5
Acer (TWD)	202,919	259
Apple (2)	41,200	3,818
Dell (2)	105,400	1,177
EMC (2)	37,100	392
Hewlett-Packard	43,200	1,524
IBM	13,150	1,073
Intermec (2)	1,800	24
Palm (2)	15,000	36
Synaptics (2)	1,300	29
Wacom (JPY) (1)	94	97
Xyratex (2)	4,400	12
		8,446
Electronic Equipment, Instruments & Components 0.4%		
DTS (2)	3,100	51
Electro Rent	1,100	12
First Solar (2)	2,400	300
Hamamatsu Photonics (JPY) (1)	12,600	236
Hosiden (JPY) (1)	23,300	286
LG Display (KRW)	9,090	128
Measurement Specialties (2)	2,550	15
National Instruments	1,700	41
Newport (2)	2,400	14
Nippon Electric Glass (JPY)	41,000	235
Orbotech (2)	3,600	15
Sunpower, Class B (2)	6,800	177
Tyco Electronics	57,500	947
Venture (SGD)	22,000	60
		2,517

Semiconductor & Semiconductor Equipment 1.0%

Advanced Analogic Technologies (2)	4,000	10
Advanced Energy Industries (2)	4,100	32
Altera	18,500	272
Analog Devices	32,100	549
ASML (EUR)	14,800	226
Atheros Communications (2)	2,200	32
Broadcom, Class A (2)	15,600	239
Brooks Automation (2)	3,190	12
Cavium Networks (2)	1,300	14
Conexant Systems (2)	6,010	6
Cymer (2)	4,300	101
Diodes (2)	6,050	28
FEI (2)	4,700	96
Formfactor (2)	2,100	28
Intel	78,300	1,081
Marvell Technology Group (2)	109,600	636
Mattson Technology (2)	6,100	11
Novellus Systems (2)	2,600	32
ON Semiconductor (2)	1,100	3
PDF Solutions (2)	5,200	11
Rubicon Technology (2)	1,800	8
Samsung Electronics (KRW)	588	195
Semitool (2)	4,600	17
Semtech (2)	6,300	71
Silicon Laboratories (2)	3,600	75
Standard Microsystems (2)	2,800	43
Sumco (JPY)	18,600	180
Texas Instruments	60,400	940
Veeco (2)	1,300	8
Virage Logic (2)	500	2
Xilinx	64,500	1,055

MATERIALS 1.9%

Chemicals 1.2%		
Arch Chemicals	4,300	124
Asahi Kasei (JPY)	26,000	110
BASF (EUR) (1)	13,227	425
DuPont	39,300	985
Hitachi Chemical (JPY)	15,800	153
Intrepid Potash (2)	2,000	38
Koppers	3,700	79
Monsanto	29,800	2,360
Potash Corporation of Saskatchewan	12,700	783
Praxair	26,800	1,583
Rockwood (2)	4,000	36
Syngenta (CHF)	1,726	307
Tosoh (JPY)	42,000	87
Union Miniere (EUR)	6,594	119
Wacker Chemie (EUR)	2,530	258
		7,447
Construction Materials 0.0%		
Boral (AUD)	40,822	107
CEMEX, Equity Units (MXN)	65,084	46
Martin Marietta Materials	500	44
		197
Containers & Packaging 0.0%		
Smurfit-Stone Container (2)	5,200	3
		3
Metals & Mining 0.4%		
Alcoa	58,000	624
BHP Billiton (AUD)	27,633	555
BHP Billiton (GBP)	12,300	224
Franco Nevada (CAD) (2)	3,500	48

Haynes International (2)	2,000	36
Kobe Steel (JPY)	124,000	207
Lihir Gold (AUD) (2)	16,040	24
Nucor	13,900	496
Rio Tinto (AUD)	4,778	147
SSAB Svenskt Stal, Series A (SEK) (1)	31,202	250
		2,611

Paper & Forest Products 0.3%

International Paper	60,700	756
MeadWestvaco	50,000	583
Weyerhaeuser	11,800	444
		1,783
Total Materials		12,041

TELECOMMUNICATION SERVICES 1.4%

Diversified Telecommunication Services 0.4%

AT&T	27,000	771
Cogent Communications Group (2)	3,400	18
France Telecom (EUR) (1)	15,917	411
Premiere Global Services (2)	5,600	34
Qwest Communications International	57,200	183
Telefonica SA (EUR)	32,366	657
Telenor ASA (NOK)	40,800	221
Telstra (AUD)	83,928	224
TW Telecom (2)	5,900	45
		2,564

Wireless Telecommunication Services 1.0%

America Movil, ADR	57,700	1,731
American Tower, Class A (2)	66,100	1,801
Hutchison Telecommunications (HKD)	281,000	77
KDDI (JPY)	79	514

MetroPCS Communications (2)	16,100	236
SBA Communications (2)	1,300	20
Sprint Nextel	226,200	631
Starhub (SGD)	147,010	202
Virgin Mobile USA, Class A (2)	5,100	5
Vodafone, ADR	54,430	1,066
		6,283
Total Telecommunication Services		8,847

UTILITIES 1.3%

Electric Utilities 0.8%

Acciona (EUR)	3,007	273
Cleco	3,000	71
E.ON AG (EUR) (1)	26,060	919
El Paso Electric (2)	3,200	58
Empire District Electronics	3,700	65
Entergy	21,900	1,864
NV Energy	3,700	35
Pinnacle West Capital	35,100	1,067
Scottish & Southern Energy (GBP)	33,817	574
Unisource Energy	4,400	123
		5,049

Gas Utilities 0.1%

Hong Kong & China Gas (HKD)	149,500	265
Southwest Gas	4,900	127
		392

Independent Power Producers & Energy Traders 0.2%

EDF Energies Nouvelles (EUR) (1)	5,203	165
Iberdrola Renovables (EUR) (2)	113,339	381
NRG Energy (2)	47,700	1,130

Omnicom, Zero Coupon, 2/7/31	151,000	147
Total Convertible Bonds (Cost $530)		245

CORPORATE BONDS 9.4%

3M, 5.70%, 3/15/37	260,000	265
ACE INA Holdings, 5.70%, 2/15/17	305,000	252
Air Products & Chemicals, 4.15%, 2/1/13	220,000	210
Alabama Power, VR, 2.348%, 8/25/09	120,000	116
Altria, 8.50%, 11/10/13	245,000	247
AMB Property, 6.30%, 6/1/13	160,000	111
Amerada Hess, 7.875%, 10/1/29	100,000	90
America Movil, 5.625%, 11/15/17	330,000	284
America Movil, 6.375%, 3/1/35	325,000	258
American Express Credit, 5.875%, 5/2/13	290,000	261
American Express Credit, 7.30%, 8/20/13	135,000	129
Appalachian Power, 6.375%, 4/1/36	140,000	115
Arcelormittal, 5.375%, 6/1/13	290,000	209
AT&T, 5.30%, 11/15/10	625,000	621
AT&T, 5.625%, 6/15/16	590,000	528
AT&T, 6.45%, 6/15/34	445,000	370
AT&T, STEP, 7.30%, 11/15/11	120,000	122
AT&T Broadband, 8.375%, 3/15/13	350,000	350
AT&T Wireless, 7.875%, 3/1/11	165,000	168
Atmos Energy, 4.00%, 10/15/09	75,000	72
AvalonBay Communities, 6.125%, 11/1/12	165,000	138
Avnet Electronic, 5.875%, 3/15/14	275,000	209
B.A.T. International Finance, 8.125%, 11/15/13 (4)	230,000	232
Baker Hughes, 6.875%, 1/15/29	230,000	214
Baltimore Gas & Electric, 5.90%, 10/1/16	325,000	283

Bank of America, 5.65%, 5/1/18	1,770,000	1,657
Bank of America, 5.75%, 8/15/16	95,000	86
Bank of America Capital Trust VI, 5.625%, 3/8/35	360,000	256
Bank of New York, 4.50%, 4/1/13	295,000	283
Bank One, 5.25%, 1/30/13	835,000	791
Barrick Gold Finance, 6.125%, 9/15/13	285,000	272
BB&T Capital Trust II, 6.75%, 6/7/36	165,000	118
BHP Finance, 5.40%, 3/29/17	202,000	169
Black Hills, 6.50%, 5/15/13	160,000	149
Boardwalk Pipelines, 5.50%, 2/1/17	165,000	136
British Sky Broadcasting, 6.10%, 2/15/18 (4)	450,000	380
British Telecommunications, 5.15%, 1/15/13	285,000	268
Buckeye Partners, 6.05%, 1/15/18	125,000	106
Bunge Finance, 5.90%, 4/1/17	375,000	253
Burlington Northern Santa Fe, 5.65%, 5/1/17	414,000	379
Burlington Northern Santa Fe, 6.15%, 5/1/37	376,000	311
Canadian National Railway, 6.25%, 8/1/34	130,000	113
Canadian National Railway, 6.375%, 11/15/37	80,000	70
Canadian Natural Resources, 6.25%, 3/15/38	250,000	185
Capital One IV, VR, 6.745%, 2/17/37	380,000	190
Cardinal Health, VR, 4.323%, 10/2/09	205,000	201
Carolina Power & Light, 6.30%, 4/1/38	400,000	384
Caterpillar Financial Services, 4.25%, 2/8/13	280,000	263
Caterpillar Financial Services, 5.85%, 9/1/17	195,000	182
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	190,000	177
Centerpoint Energy, 7.25%, 9/1/10	140,000	142
Cisco Systems, 5.25%, 2/22/11	240,000	244
Citigroup, 5.00%, 9/15/14	950,000	756
Citigroup, 5.50%, 8/27/12	260,000	240

Citigroup, 5.50%, 4/11/13	355,000	317
Citigroup, 5.85%, 7/2/13	285,000	261
Citigroup, 6.125%, 5/15/18	585,000	531
Comcast, 5.70%, 5/15/18	170,000	142
Consolidated Edison, 6.75%, 4/1/38	150,000	141
Consumers Energy, 6.00%, 2/15/14	195,000	191
Cooper, 6.10%, 7/1/17	245,000	227
Costco Wholesale, 5.30%, 3/15/12	220,000	227
Countrywide Home Loans, 4.125%, 9/15/09	470,000	454
Cox Communications, 6.25%, 6/1/18 (4)	290,000	252
Cox Communications, 7.125%, 10/1/12	135,000	128
Credit Suisse First Boston, 5.50%, 8/16/11	190,000	187
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	250,000	134
CRH America, 6.00%, 9/30/16	275,000	191
DaimlerChrysler, 6.50%, 11/15/13	260,000	195
DaimlerChrysler, VR, 3.643%, 8/3/09	410,000	382
Devon Financing, 7.875%, 9/30/31	150,000	149
Diamond Offshore Drilling, 4.875%, 7/1/15	145,000	133
Diamond Offshore Drilling, 5.15%, 9/1/14	120,000	114
Dominion Resources, 8.875%, 1/15/19	140,000	142
Du Pont El de Nemours & Co., 5.60%, 12/15/36	330,000	282
Duke Realty, 6.25%, 5/15/13	160,000	126
Dun & Bradstreet, 5.50%, 3/15/11	130,000	127
El Paso Electric, 6.00%, 5/15/35	225,000	145
El Paso Natural Gas, 5.95%, 4/15/17	80,000	64
Eli Lilly, 5.55%, 3/15/37	235,000	210
EnCana, 5.90%, 12/1/17	275,000	240
EnCana, 6.50%, 8/15/34	255,000	198
Enterprise Products Operations, 4.95%, 6/1/10	65,000	63

Enterprise Products Operations, 6.30%, 9/15/17	130,000	105
EOG Resources, 5.875%, 9/15/17	170,000	161
ERAC USA Finance, 5.60%, 5/1/15 (4)	175,000	127
ERP Operating, 5.25%, 9/15/14	170,000	121
Federal Realty Investment Trust, 6.00%, 7/15/12	125,000	110
Federated Department Stores, 5.35%, 3/15/12	170,000	121
Fifth Third Bancorp, 6.25%, 5/1/13	285,000	257
Fifth Third Bancorp, 8.25%, 3/1/38	200,000	155
Florida Power, 6.35%, 9/15/37	260,000	253
Fortune Brands, 5.125%, 1/15/11	150,000	141
France Telecom, STEP, 7.75%, 3/1/11	231,000	238
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	200,000	138
Fund American Companies, 5.875%, 5/15/13	110,000	82
Genentech, 4.75%, 7/15/15	175,000	163
GE Capital, 4.80%, 5/1/13	2,265,000	2,172
GE Capital, 5.625%, 5/1/18	865,000	794
GE Capital, 5.875%, 1/14/38	135,000	110
General Mills, 5.25%, 8/15/13	140,000	137
Goldman Sachs, 6.15%, 4/1/18	730,000	600
Goldman Sachs, 6.75%, 10/1/37	715,000	465
Goldman Sachs Capital I, 6.345%, 2/15/34	194,000	121
Hartford Financial Services, 5.375%, 3/15/17	290,000	179
Hasbro, 6.30%, 9/15/17	130,000	117
HBOS, 6.00%, 11/1/33 (4)	395,000	246
HBOS, VR, 5.92%, 9/29/49 (4)	300,000	145
Highmark, 6.80%, 8/15/13 (4)	160,000	169
Home Depot, 5.40%, 3/1/16	245,000	191
Honeywell International, 5.30%, 3/1/18	420,000	402
Hospitality Properties Trust, 5.625%, 3/15/17	205,000	96

HSBC Holdings, 6.50%, 5/2/36	130,000	106
Illinois Power, 6.125%, 11/15/17	85,000	73
International Lease Finance, 5.30%, 5/1/12	600,000	412
International Lease Finance, 5.45%, 3/24/11	250,000	179
International Lease Finance, 6.625%, 11/15/13	435,000	300
International Speedway, 4.20%, 4/15/09	95,000	93
J.C. Penney, 9.00%, 8/1/12	260,000	235
Jefferies Group, 5.875%, 6/8/14	143,000	119
Jefferies Group, 6.25%, 1/15/36	185,000	118
Jersey Central Power & Light, 5.65%, 6/1/17	320,000	284
John Deere Capital, 5.50%, 4/13/17	165,000	152
JPMorgan Chase, 4.75%, 5/1/13	430,000	411
JPMorgan Chase, 6.00%, 1/15/18	825,000	804
JPMorgan Chase, 6.40%, 5/15/38	285,000	286
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	220,000	162
Kellogg, 4.25%, 3/6/13	430,000	408
Kinder Morgan Finance, 5.70%, 1/5/16	280,000	202
Kroger, 7.50%, 1/15/14	140,000	145
Kroger, 8.05%, 2/1/10	290,000	293
Lafarge, 6.15%, 7/15/11	110,000	99
Lennar, 5.60%, 5/31/15	300,000	158
Lockheed Martin, 4.121%, 3/14/13	195,000	188
Mack-Cali Realty, 5.125%, 2/15/14	185,000	138
Mack-Cali Realty, 5.80%, 1/15/16	115,000	82
Marathon Oil, 5.90%, 3/15/18	365,000	302
Marathon Oil, 6.00%, 10/1/17	265,000	224
Marathon Oil, 6.60%, 10/1/37	100,000	74
McDonald's, 5.30%, 3/15/17	235,000	228
MDC Holdings, 5.50%, 5/15/13	270,000	224

Medtronic, 4.75%, 9/15/15	420,000	389
Merrill Lynch, 5.45%, 2/5/13	265,000	246
Merrill Lynch, 6.875%, 4/25/18	705,000	668
Merrill Lynch, 7.75%, 5/14/38	295,000	273
MetLife, 6.125%, 12/1/11	240,000	229
Mizuho Capital Investment, VR, 6.686%, 12/31/49 (4)	80,000	51
Monongahela Power, 5.70%, 3/15/17 (4)	245,000	227
Morgan Stanley, 6.00%, 4/28/15	700,000	585
Morgan Stanley, 6.625%, 4/1/18	550,000	458
MUFG Capital Finance, VR, 6.346%, 7/29/49	100,000	70
Nabors Industries, 6.15%, 2/15/18	110,000	94
National Semiconductor, 6.15%, 6/15/12	155,000	142
Nationwide Mutual Insurance, 6.60%, 4/15/34 (4)	115,000	61
News America, 6.15%, 3/1/37	450,000	336
News America, 6.40%, 12/15/35	545,000	427
NLV Financial, 7.50%, 8/15/33 (4)	140,000	141
Norfolk Southern Corp., 5.75%, 4/1/18	115,000	105
Northern States Power, 5.25%, 3/1/18	145,000	136
Northern Trust, 4.60%, 2/1/13	120,000	118
Northern Trust, 5.30%, 8/29/11	162,000	164
Northern Trust, 5.50%, 8/15/13	175,000	178
Northrop Grumman, 7.125%, 2/15/11	225,000	231
NVR, 5.00%, 6/15/10	105,000	99
Owens Corning, 6.50%, 12/1/16	155,000	121
Pacific Gas & Electric, 4.80%, 3/1/14	165,000	154
Pacific Gas & Electric, 6.35%, 2/15/38	140,000	125
Petro Canada, 6.80%, 5/15/38	80,000	56
Placer Dome, 6.45%, 10/15/35	265,000	198
PNC Funding, 5.625%, 2/1/17	230,000	208

Praxair, 4.625%, 3/30/15	435,000	401
Praxair, 5.20%, 3/15/17	235,000	208
Principal Financial Group, 6.05%, 10/15/36	185,000	117
Principal Life Global Funding I, 5.125%, 10/15/13 (4)	210,000	191
Procter & Gamble, 4.95%, 8/15/14	445,000	467
Progress Energy, 5.625%, 1/15/16	245,000	216
Public Service Electric & Gas, 5.70%, 12/1/36	330,000	279
Pulte Homes, 5.20%, 2/15/15	270,000	174
Reckson Operating, 6.00%, 3/31/16	165,000	112
Regency Centers, 5.875%, 6/15/17	100,000	64
Rio Tinto Finance, 5.875%, 7/15/13	290,000	226
Rogers Communications, 5.50%, 3/15/14	175,000	156
Rogers Communications, 6.80%, 8/15/18	270,000	245
Rogers Wireless, 7.50%, 3/15/15	195,000	187
SABmiller, 6.20%, 7/1/11 (4)	295,000	287
Security Benefit Life Insurance, 7.45%, 10/1/33 (4)	95,000	90
Simon Property Group, 5.75%, 12/1/15	460,000	292
SLM Corporation, 5.125%, 8/27/12	110,000	86
SLM Corporation, 8.45%, 6/15/18	290,000	213
SLM Corporation, FRN, 6.50%, 4/1/09	165,000	118
SLM Corporation, FRN, 3.675%, 7/27/09	60,000	55
Southern Company, 5.30%, 1/15/12	110,000	109
Southern California Edison, 4.65%, 4/1/15	265,000	250
Southern California Edison, 5.95%, 2/1/38	510,000	486
Southern California Gas, 5.75%, 11/15/35	120,000	102
Southern Natural Gas, 5.90%, 4/1/17 (4)	80,000	65
Sovereign Capital Trust VI, 7.908%, 6/13/36	225,000	151
Sprint Capital, 6.90%, 5/1/19	490,000	281
Sun Life Financial Global Funding, VR, 4.458%, 10/6/13 (4)	280,000	257

Sunoco, 5.75%, 1/15/17	220,000	184
Sysco, 5.25%, 2/12/18	140,000	128
Tampa Electric, 6.15%, 5/15/37	270,000	200
Telecom Italia Capital, 5.25%, 11/15/13	215,000	170
Telefonica Emisiones, 6.221%, 7/3/17	265,000	235
TEPPCO Partners, 7.55%, 4/15/38	370,000	272
Teva Pharmaceutical Finance, 5.55%, 2/1/16	270,000	251
Texas Gas Transmission, 5.50%, 4/1/13 (4)	390,000	355
Thomson Reuters, 6.50%, 7/15/18	255,000	228
Time Warner, 6.875%, 6/15/18	705,000	629
Time Warner Cable, 5.40%, 7/2/12	395,000	361
Time Warner Cable, 7.30%, 7/1/38	755,000	640
Time Warner Cable, 8.25%, 2/14/14	90,000	90
Transatlantic Holdings, 5.75%, 12/14/15	185,000	106
Transocean, 5.25%, 3/15/13	130,000	123
U.S. Bancorp, 4.50%, 7/29/10	300,000	296
Union Electric, 5.40%, 2/1/16	325,000	282
Union Pacific, 5.70%, 8/15/18	185,000	168
Union Pacific, 7.875%, 1/15/19	170,000	179
United Technologies, 5.375%, 12/15/17	430,000	416
United Technologies, 5.40%, 5/1/35	130,000	108
Vale Overseas, 6.25%, 1/23/17	300,000	275
Valero Energy, 6.125%, 6/15/17	415,000	352
Veolia Environment, 6.00%, 6/1/18	290,000	248
Verizon Communications, 4.35%, 2/15/13	560,000	506
Verizon Communications, 6.90%, 4/15/38	235,000	197
Verizon Global Funding, 7.75%, 12/1/30	240,000	216
Verizon Wireless, 8.50%, 11/15/18 (4)	375,000	381
Virginia Electric & Power, 4.50%, 12/15/10	235,000	228

Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (4)	1,125,000	1,142
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (4)	165,000	159
Capital One Multi-Asset Execution Trust Series 2007, Class C2, VR 1.723%, 11/17/14	1,350,000	837
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 1.713%, 4/15/13	475,000	377
Capital One Multi-Asset Execution Trust Series 2008-A1, Class A1, VR 2.173%, 11/15/12	1,100,000	1,030
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	24,131	19
Chase Issuance Trust Series 2006-C2, Class C, VR 1.723%, 4/15/13	775,000	563
Citibank Credit Card Issuance Trust Series 2006-A2, Class A2 4.85%, 2/10/11	550,000	549
CNH Equipment Trust Series 2007-A, Class B 5.09%, 6/16/14	335,000	264
Detroit Edison Securitization Funding Series 2001-1, Class A5 6.42%, 3/1/15	375,000	379
GE Capital Credit Card Master Note Trust Series 2006-1, Class A 5.08%, 9/17/12	290,000	287
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 1.723%, 6/15/13	620,000	490
GE Equipment Small Ticket Series 2005-1A, Class A4 4.51%, 12/22/14 (4)	304,647	301

John Deere Owner Trust Series 2008-A, Class A2 3.63%, 3/15/11	550,000	550
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (4)	405,671	346
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (4)	143,564	122
MBNA Credit Card Master Note Trust Series 2006-C3, Class C3, VR 1.713%, 10/15/13	255,000	177
PECO Energy Transition Trust Series 2001-A, Class A1 6.52%, 12/31/10	500,000	505
PSE&G Transition Funding Series 2001-1, Class A6 6.61%, 6/15/15	475,000	487
Reliant Energy Transition Bond Series 2001-1, Class A4 5.63%, 9/15/15	375,000	366
SLM Student Loan Trust Series 2008-4, Class A2, VR 4.585%, 7/25/16	500,000	471
Triad Auto Receivables Owner Trust Series 2006-B, Class A4 5.52%, 11/12/12	675,000	591
USAA Auto Owner Trust Series 2007-1, Class A4 5.55%, 2/15/13	925,000	882
USAA Auto Owner Trust Series 2007-2, Class A3 4.90%, 2/15/12	1,050,000	1,029
USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	350,000	337
Total Asset-Backed Securities (Cost $15,491)		13,693

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.8%

American Tower Trust Series 2007-1A, Class D, CMO 5.957%, 4/15/37 (4)	315,000	275
Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO 4.648%, 9/11/36	400,000	375
Banc of America Commercial Mortgage Series 2005-3, Class A2, CMO 4.501%, 7/10/43	765,000	682
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 4.107%, 2/25/34	148,936	129
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 4.194%, 5/25/34	76,719	66
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 4.75%, 9/25/34	87,648	75
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.852%, 10/25/34	95,051	81
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.092%, 11/25/35	429,143	283
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.235%, 11/25/35	231,354	189
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Class A2, CMO 4.17%, 1/12/41	161,619	160
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1, CMO 5.085%, 12/11/40	427,274	399
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO 4.674%, 6/11/41	375,000	261

Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO 4.804%, 9/15/42	450,000	358
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, CMO, VR 4.274%, 2/13/42	100,880	96
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1, CMO 4.94%, 10/12/42	195,740	185
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.711%, 9/11/38	1,475,000	1,034
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB, CMO 5.32%, 2/11/44	560,000	409
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A1, CMO 5.27%, 6/11/50	1,151,741	986
Citigroup Mortgage Loan Trust Series 2004-UST1, Class A5, VR 4.689%, 8/25/34	428,036	354
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.40%, 7/15/44	475,000	339
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class AAB, CMO 5.608%, 10/15/48	550,000	425
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4, CMO 4.832%, 4/15/37	550,000	391
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO 5.467%, 9/15/39	1,225,000	672
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, VR 7.30%, 6/10/32	262,568	263
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	460,000	393

GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO 5.082%, 11/10/45	295,104	274
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO 6.70%, 4/15/34	375,000	381
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB, CMO 4.619%, 8/10/42	160,000	132
GS Mortgage Securites Corporation II Series 2006-GG6, Class A4, CMO, VR 5.553%, 4/10/38	550,000	385
JPMorgan Chase Commercial Mortgage Securities Series 2001-C1B2, Class A2, CMO 6.244%, 7/15/33	321,509	320
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	428,179	395
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR 4.824%, 10/15/42	725,000	579
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4 , CMO, VR 5.481%, 12/12/44	1,000,000	694
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3, CMO 5.336%, 5/15/47	235,000	152
JPMorgan Mortgage Acquisition Series 2007-CH1, Class AV2, VR 1.455%, 11/25/36	125,011	115
JPMorgan Mortgage Trust Series 2005-A7, Class 3A1, CMO, VR 5.35%, 10/25/35	731,754	615
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO 3.246%, 3/15/29	582,631	575
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO 4.742%, 2/15/30	925,000	664

Morgan Stanley Capital I Series 2007-IQ14, Class A4, CMO, VR 5.692%, 4/15/49	585,000	372
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	350,000	272
PNC Mortgage Acceptance Corporation Series 1999-CM1, Class A1B, CMO, VR 7.33%, 10/10/09	1,030,007	1,036
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.808%, 1/25/34	394,884	356
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 4.553%, 3/25/35	184,890	133
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.03%, 9/25/36	728,038	473
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.665%, 10/25/36	639,348	476
Total Non-U.S. Government Mortgage-Backed Securities (Cost $21,452)		17,279

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 16.0%

U.S. Government Agency Obligations 15.1% (5)

Federal Home Loan Mortgage		
4.50%, 11/1/18 - 4/1/35	1,061,400	1,057
5.00%, 12/1/08 - 10/1/35	3,127,788	3,171
5.50%, 3/1/18 - 12/1/33	1,410,165	1,443
6.00%, 10/1/16 - 8/1/38	4,030,654	4,124
6.50%, 3/1/32 - 9/1/34	883,889	915
7.00%, 11/1/30 - 6/1/32	43,306	45
Federal Home Loan Mortgage, ARM		
4.452%, 7/1/35	53,800	54

4.872%, 4/1/38	1,823,146	1,792
5.056%, 3/1/36	353,968	354
5.068%, 11/1/35	178,935	179
5.133%, 1/1/36	931,247	935
5.273%, 9/1/32	7,029	7
5.322%, 2/1/37	1,096,012	1,101
5.367%, 2/1/37	548,057	551
5.371%, 1/1/36	85,632	86
5.454%, 2/1/37	1,059,508	1,067
5.486%, 6/1/37	923,223	930
5.906%, 2/1/37	884,360	897
5.955%, 1/1/37	200,045	203
5.977%, 12/1/36	369,755	373
5.99%, 11/1/36	527,154	531
6.026%, 10/1/36	533,105	528
6.121%, 10/1/36	574,409	582
6.205%, 8/1/36	620,764	630
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	1,585,986	1,612
6.50%, 8/15/30	565,105	578
Federal Home Loan Mortgage, CMO, IO 4.50%, 1/15/15-4/15/18	295,149	18
Federal National Mortgage Assn.		
4.50%, 5/1/19 - 9/1/35	4,903,703	4,911
5.00%, 6/1/18 - 2/1/36	10,955,259	11,094
5.50%, 1/1/17 - 8/1/37	20,918,529	21,356
6.00%, 3/1/21 - 9/1/38	16,806,075	17,223
6.50%, 12/1/10 - 8/1/38	11,296,734	11,626
7.00%, 1/1/31 - 7/1/37	215,722	224

Federal National Mortgage Assn., ARM		
4.81%, 11/1/35	181,170	181
4.822%, 5/1/38	770,137	756
5.318%, 12/1/35	156,031	157
5.327%, 12/1/35	194,975	196
5.529%, 12/1/35	280,398	283
5.537%, 7/1/36	723,663	730
5.643%, 12/1/35	75,728	76
5.796%, 11/1/37	850,974	862
5.98%, 9/1/36	226,005	228
5.986%, 8/1/36	433,369	440
6.034%, 12/1/36	295,799	301
Federal National Mortgage Assn., CMO		
5.00%, 3/25/15	28,689	29
5.50%, 5/25/27	253,186	255
Federal National Mortgage Assn., CMO, IO		
5.50%, 11/25/28	24,782	1
6.50%, 2/1/32	37,727	6
		94,702
U.S. Government Obligations 0.9%		
Government National Mortgage Assn.		
4.50%, 8/20/35 - 11/20/35	715,770	706
5.00%, 7/15/33 - 10/20/33	2,375,174	2,409
5.50%, 7/15/33 - 9/20/38	1,936,909	1,973
6.00%, 5/15/26 - 11/20/33	191,717	196
6.50%, 2/15/28 - 12/20/33	232,606	241
7.00%, 3/15/13 - 7/20/27	68,363	71
7.50%, 11/15/25 - 6/15/32	26,149	28

8.00%, 2/15/22 - 10/20/25	9,225	10
		5,634
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $98,715)		100,336

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.9%

U.S. Government Agency Obligations 1.3% (6)

Federal Home Loan Bank, 5.125%, 8/14/13	1,080,000	1,169
Federal Home Loan Bank, 5.25%, 6/18/14	700,000	763
Federal Home Loan Bank, 5.60%, 6/28/11	530,000	567
Federal Home Loan Mortgage, 4.125%, 10/18/10	975,000	1,006
Federal Home Loan Mortgage, 5.00%, 7/15/14	690,000	745
Federal Home Loan Mortgage, 5.125%, 2/27/09	245,000	247
Federal Home Loan Mortgage, 6.00%, 6/15/11	915,000	987
Federal National Mortgage Assn., 4.375%, 9/15/12	500,000	523
Federal National Mortgage Assn., 4.375%, 10/15/15	925,000	959
Federal National Mortgage Assn., 4.875%, 12/15/16	400,000	420
Federal National Mortgage Assn., 7.125%, 6/15/10	535,000	574
Federal National Mortgage Assn., 7.125%, 1/15/30	65,000	86
		8,046

U.S. Treasury Obligations 3.6%

U.S. Treasury Bonds, 4.75%, 2/15/37	1,160,000	1,421
U.S. Treasury Bonds, 5.50%, 8/15/28	440,000	549
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	2,851,363	2,562
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14	2,635,084	2,351
U.S. Treasury Notes, 3.125%, 9/30/13	8,195,000	8,689
U.S. Treasury Notes, 4.00%, 8/15/18	1,000,000	1,093
U.S. Treasury Notes, 4.75%, 2/28/09	2,060,000	2,082

West Virginia 0.0%		
Tobacco Settlement Fin. Auth., Tobacco Industry 7.467% 6/1/47	310,000	261
		261
Total Municipal Securities (Cost $5,806)		5,467
BOND MUTUAL FUNDS 7.3%		
T. Rowe Price Institutional Floating Rate Fund, 10.19% (12) (13)	158,791	1,264
T. Rowe Price Institutional High Yield Fund, 12.60% (12) (13)	4,113,325	28,341
T. Rowe Price Institutional International Bond Fund 4.47% (12) (13)	1,747,722	16,463
Total Bond Mutual Funds (Cost $60,775)		46,068
EQUITY MUTUAL FUNDS 1.4%		
T. Rowe Price Institutional Emerging Markets Equity Fund (13)	619,539	8,649
Total Equity Mutual Funds (Cost $16,329)		8,649
SHORT-TERM INVESTMENTS 12.3%		
Money Market Funds 12.3%		
T. Rowe Price Reserve Investment Fund, 2.43% (13) (14)	77,437,634	77,438
Total Short-Term Investments (Cost $77,438)		77,438
SECURITIES LENDING COLLATERAL 0.9%		
Investments in Pooled Account Managed by JPMorgan Chase Bank, London 0.9%		
Bank Notes 0.1%		
American Express Centurion, VR, 1.473%, 2/17/09	134,889	134
Wachovia Bank, VR, 1.11%, 2/23/09	98,918	99
		233

Certificates of Deposit 0.0%		
Bank of Montreal Chicago, VR, 2.829%, 3/12/09	134,889	135
		135
Medium-Term Notes 0.3%		
Bank of Ireland, VR, 1.13%, 12/29/08	269,777	269
Bear Stearns, VR, 0.833%, 12/4/08	85,429	86
Bear Stearns, VR, 0.88%, 3/23/09	44,963	45
Citigroup Funding, VR, 1.11%, 3/16/09	191,092	191
Commonwealth Bank Australia, VR, 1.827%, 6/8/09	224,814	224
Goldman Sachs, VR, 0.88%, 2/13/09	170,859	171
JPMorgan Chase, VR, 2.93%, 6/2/09	139,385	139
K2(USA), VR, 1.12%, 6/19/09	166,462	165
Merrill Lynch, VR, 2.438%, 5/8/09	44,963	44
SLM Corporation, VR, 2.959%, 12/15/08	305,747	305
Wells Fargo, VR, 0.88%, 5/1/09	67,444	67
		1,706
Money Market Funds 0.4%		
T. Rowe Price Reserve Investment Fund, 2.43% (13) (14)	2,472,955	2,473
		2,473
Repurchase Agreements 0.1%		
Banc of America Securities, Tri-Party, Dated 11/28/08, 0.35% Delivery Value of $626 on 12/1/08	625,332	625
Barclays Capital, Tri-Party, Dated 11/28/08, 0.25% Delivery Value of $225 on 12/1/08	225,147	225
		850
Total Investments in Pooled Account Managed by JPMorgan Chase Bank, London		5,397
Total Securities Lending Collateral (Cost $5,402)		5,397

Total Investments in Securities	
102.3% of Net Assets (Cost $756,202)	**$ 641,486**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at November 30, 2008 -- total value of such securities at period-end amounts to $5,114. See Note 3.

(2) Non-income producing

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $252 and represents 0.0% of net assets.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $7,087 and represents 1.1% of net assets.

(5) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(6) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(7) All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2008.

(8) Prerefunded date is used in determining portfolio maturity.

(9) Insured by Financial Security Assurance Inc.

(10) Insured by MBIA Insurance Corp.

(11) Insured by AMBAC Assurance Corp.

(12) SEC 30-day yield

(13) Affiliated Companies

(14) Seven-day yield

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

CMO Collateralized Mortgage Obligation

EUR Euro

FRN Floating Rate Note

GBP British Pound

GDR Global Depository Receipts

GDS Global Depository Shares

GO	General Obligation
HKD	Hong Kong Dollar
IO	Interest Only security for which the fund receives interest on notional principal
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
SEK	Swedish Krona
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TWD	Taiwan Dollar
VR	Variable Rate; rate shown is effective rate at period-end.

SWAPS 0.0%	NOTIONAL AMOUNT	VALUE
Credit Default Swaps 0.0%		
Deutsche Bank, Protection Sold (Relevant Credit: HSBC Finance, 7.00%, 5/15/12, $98.89*), Receive 3.80%, Pay upon credit default, 11/20/13	140,000	(10)
Goldman Sachs, Protection Bought (Relevant Credit: HSBC Bank, 4.25%, 3/18/16), Pay 1.15%, Receive upon credit default, 12/20/11	(140,000)	(1)
Goldman Sachs, Protection Sold (Relevant Credit: GE Capital, 6.00%, 6/15/12, $99.639*), Receive 0.185%, Pay upon credit default, 6/20/17	540,000	(116)
Golman Sachs, Protection Sold (Relevant Credit: HSBC Finance, 7.00%, 5/15/12, $98.89*), Receive 4.10%, Pay upon credit default, 12/20/11	140,000	(8)
JPMorgan Chase, Protection Bought (Relevant Credit: HSBC Bank, 4.25%, 3/18/16), Pay 1.10%, Receive upon credit default, 12/20/11	(140,000)	(1)
JPMorgan Chase, Protection Sold (Relevant Credit: Merrill Lynch, 5.00%, 1/15/15, $90.934*), Receive 1.60%, Pay upon credit default 12/20/08	129,000	–
Total Swaps (Premium Paid/Received $0)		(136)

* Market Price at November 30, 2008

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common owners

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/08	Value 5/31/08
T. Rowe Price Institutional Emerging Markets Equity Fund	$ 5,643	$ -	$ -	$ 8,649	$ 10,919
T. Rowe Price Institutional Floating Rate Fund, 10.19%	780	-	39	1,264	800
T. Rowe Price Institutional High Yield Fund, 12.60%	1,427	-	$ 1,399	$ 28,341	$ 37,411
T. Rowe Price Institutional International Bond Fund, 4.47%	503	4,965	454	16,463	23,743
T. Rowe Price Reserve Investment Fund, 2.43%	¤	¤	1,393 ^	79,911	117,654
Totals			$ 3,285	$ 134,628	$ 190,527

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 157,015
Dividend income	3,285
Interest income	-
Investment income	$ 3,285
Realized gain (loss) on securities	$ 125
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $756,202)	$ 641,486
Interest and dividends receivable	3,589
Receivable for investment securities sold	1,794
Receivable for shares sold	296
Other assets	87
Total assets	647,252
Liabilities	
Payable for investment securities purchased	13,579
Obligation to return securities lending collateral	5,402
Payable for shares redeemed	548
Investment management fees payable	211
Due to affiliates	101
Other liabilities	225
Total liabilities	20,066
NET ASSETS	$ 627,186
Net Assets Consist of:	
Undistributed net investment income	$ 3,986
Accumulated undistributed net realized loss	(25,543)
Net unrealized loss	(114,815)
Paid-in capital applicable to 52,972,940 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	763,558
NET ASSETS	$ 627,186
NET ASSET VALUE PER SHARE	$ 11.84

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 40% stocks, 40% bonds, and 20% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended November 30, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the six months ended November 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest.

Swaps During the six months ended November 30, 2008, the fund was a party to interest rate and credit default swaps. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. At November 30, 2008, the notional amount of protection sold by the fund totaled $949,000 (0.2% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Collateral Agreements The fund has entered collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund is noted in the accompanying Portfolio of Investments. As of November 30, 2008, no collateral was pledged by either the fund or counterparties.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

TBA Purchase Commitments During the six months ended November 30, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On November 30, 2008, the value of loaned securities was $5,114,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $173,986,000 and $101,771,000, respectively, for the six months ended November 30, 2008. Purchases and sales of U.S. government securities aggregated $108,289,000 and $142,648,000, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $34,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At November 30, 2008, the cost of investments for federal income tax purposes was $756,202,000. Net unrealized loss aggregated $114,815,000 at period-end, of which $15,466,000 related to appreciated investments and $130,281,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2008, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2010. At November 30, 2008, there were no amounts subject to repayment by the fund. For the six months ended November 30, 2008, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2008, expenses incurred pursuant to these service agreements were $103,000 for Price Associates, $178,000 for T. Rowe Price Services, Inc., and $270,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2008, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009